Exhibit 24

UNITED TECHNOLOGIES CORPORATION
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the conversion of shares of Series A ESOP Convertible Preferred Stock held by the United Technologies Corporation Employee Stock Ownership Plan (the "ESOP") into shares of the Corporation's Common Stock, including the power to sign and file with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 or on such other form as may be recommended by counsel for the purpose of registering up to 26,000,000 shares of Common Stock to be issued in the conversion, which shares of Common Stock will be offered and sold under certain tax qualified defined contribution retirement plans of the Corporation that have adopted the ESOP, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of June, 2003.

/s/ George David
George David

UNITED TECHNOLOGIES CORPORATION
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the conversion of shares of Series A ESOP Convertible Preferred Stock held by the United Technologies Corporation Employee Stock Ownership Plan (the "ESOP") into shares of the Corporation's Common Stock, including the power to sign and file with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 or on such other form as may be recommended by counsel for the purpose of registering up to 26,000,000 shares of Common Stock to be issued in the conversion, which shares of Common Stock will be offered and sold under certain tax qualified defined contribution retirement plans of the Corporation that have adopted the ESOP, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of June, 2003.

/s/ Stephen F. Page
Stephen F. Page

UNITED TECHNOLOGIES CORPORATION
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the conversion of shares of Series A ESOP Convertible Preferred Stock held by the United Technologies Corporation Employee Stock Ownership Plan (the "ESOP") into shares of the Corporation's Common Stock, including the power to sign and file with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 or on such other form as may be recommended by counsel for the purpose of registering up to 26,000,000 shares of Common Stock to be issued in the conversion, which shares of Common Stock will be offered and sold under certain tax qualified defined contribution retirement plans of the Corporation that have adopted the ESOP, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of June, 2003.

/s/ Jean-Pierre Garnier
Jean-Pierre Garnier

UNITED TECHNOLOGIES CORPORATION
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the conversion of shares of Series A ESOP Convertible Preferred Stock held by the United Technologies Corporation Employee Stock Ownership Plan (the "ESOP") into shares of the Corporation's Common Stock, including the power to sign and file with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 or on such other form as may be recommended by counsel for the purpose of registering up to 26,000,000 shares of Common Stock to be issued in the conversion, which shares of Common Stock will be offered and sold under certain tax qualified defined contribution retirement plans of the Corporation that have adopted the ESOP, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of June, 2003.

/s/ Jamie S. Gorelick
Jamie S. Gorelick

UNITED TECHNOLOGIES CORPORATION
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the conversion of shares of Series A ESOP Convertible Preferred Stock held by the United Technologies Corporation Employee Stock Ownership Plan (the "ESOP") into shares of the Corporation's Common Stock, including the power to sign and file with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 or on such other form as may be recommended by counsel for the purpose of registering up to 26,000,000 shares of Common Stock to be issued in the conversion, which shares of Common Stock will be offered and sold under certain tax qualified defined contribution retirement plans of the Corporation that have adopted the ESOP, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of June, 2003.

/s/ Charles R. Lee
Charles R. Lee

UNITED TECHNOLOGIES CORPORATION
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the conversion of shares of Series A ESOP Convertible Preferred Stock held by the United Technologies Corporation Employee Stock Ownership Plan (the "ESOP") into shares of the Corporation's Common Stock, including the power to sign and file with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 or on such other form as may be recommended by counsel for the purpose of registering up to 26,000,000 shares of Common Stock to be issued in the conversion, which shares of Common Stock will be offered and sold under certain tax qualified defined contribution retirement plans of the Corporation that have adopted the ESOP, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of June, 2003.

/s/ Richard D. McCormick
Richard D. McCormick

UNITED TECHNOLOGIES CORPORATION
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the conversion of shares of Series A ESOP Convertible Preferred Stock held by the United Technologies Corporation Employee Stock Ownership Plan (the "ESOP") into shares of the Corporation's Common Stock, including the power to sign and file with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 or on such other form as may be recommended by counsel for the purpose of registering up to 26,000,000 shares of Common Stock to be issued in the conversion, which shares of Common Stock will be offered and sold under certain tax qualified defined contribution retirement plans of the Corporation that have adopted the ESOP, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of June, 2003.

/s/ Frank P. Popoff
Frank P. Popoff

UNITED TECHNOLOGIES CORPORATION
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the conversion of shares of Series A ESOP Convertible Preferred Stock held by the United Technologies Corporation Employee Stock Ownership Plan (the "ESOP") into shares of the Corporation's Common Stock, including the power to sign and file with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 or on such other form as may be recommended by counsel for the purpose of registering up to 26,000,000 shares of Common Stock to be issued in the conversion, which shares of Common Stock will be offered and sold under certain tax qualified defined contribution retirement plans of the Corporation that have adopted the ESOP, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of June, 2003.

/s/ H. Patrick Swygert
H. Patrick Swygert

UNITED TECHNOLOGIES CORPORATION
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the conversion of shares of Series A ESOP Convertible Preferred Stock held by the United Technologies Corporation Employee Stock Ownership Plan (the "ESOP") into shares of the Corporation's Common Stock, including the power to sign and file with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 or on such other form as may be recommended by counsel for the purpose of registering up to 26,000,000 shares of Common Stock to be issued in the conversion, which shares of Common Stock will be offered and sold under certain tax qualified defined contribution retirement plans of the Corporation that have adopted the ESOP, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of June, 2003.

/s/ Andre Villeneuve
Andre Villeneuve

UNITED TECHNOLOGIES CORPORATION
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the conversion of shares of Series A ESOP Convertible Preferred Stock held by the United Technologies Corporation Employee Stock Ownership Plan (the "ESOP") into shares of the Corporation's Common Stock, including the power to sign and file with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 or on such other form as may be recommended by counsel for the purpose of registering up to 26,000,000 shares of Common Stock to be issued in the conversion, which shares of Common Stock will be offered and sold under certain tax qualified defined contribution retirement plans of the Corporation that have adopted the ESOP, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of June, 2003.

/s/ Harold A. Wagner
Harold A. Wagner